Exhibit 10.13

GREEN THUMB INDUSTRIES INC.

SUBSCRIPTION AGREEMENT

The undersigned (the “Investor”) hereby confirms its agreement with Green Thumb Industries Inc., a British Columbia corporation (the “Company”), as follows:

1.    This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2.    The Company has authorized the sale and issuance to certain investors of up to a maximum of 10,000,000 authorized and unissued subordinate voting shares (the “Shares”) of its capital stock (the “Capital Stock”).

3.    The offering and sale of the Shares (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-1, File No. 333-248213 (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), and by the Company with the U.S. Securities and Exchange Commission (the “Commission”) (including the prospectus dated [●], 2020 contained therein (the “Prospectus”) that has been or will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission)).

4.    The Company and the Investor agree that at the Closing (as defined in Section 3.1 of Annex I), the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares set forth below for the aggregate Purchase Price (as defined herein) set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. .

5.    The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Capital Stock (or securities convertible into or exercisable for Capital Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

6.    The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus which is a part of the Company’s Registration Statement and the documents incorporated by reference therein (together, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus, a free writing prospectus and oral communications.

7.    No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Shares:

Purchase price per Share (the “Purchase Price”):

$

Aggregate Purchase Price:

$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2021

INVESTOR

By:
Print Name:
Title:
Address:

Agreed and Accepted this              day of              2021:

GREEN THUMB INDUSTRIES INC.

By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.    Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2.    Agreement to Sell and Purchase the Shares.

2.1    At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2    The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3.    Closings and Delivery of the Securities and Funds.

3.1    Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company, and of which the Investors will be notified in advance by the Company.

3.2    Conditions to the Obligations of the Parties.

(a)    Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the aggregate Purchase Price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, all as set forth in this Annex I and in the Subscription Agreement to which it is attached.

(b)    Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date. The Investor’s obligations are expressly not conditioned on the purchase by any Other Investor of the Shares that such Other Investor has agreed to purchase from the Company.

4.    Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1    The Investor (a) has answered all questions in this Subscription Agreement, including this Annex I and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (b) in connection with its decision to purchase the Shares set forth in the Subscription Agreement, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2    (a) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required, and (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.3    (a) The Investor is not a Canadian resident or otherwise subject to Canadian securities laws; (b) the Shares (i) have not been qualified for distribution by prospectus in Canada, and (ii) may not be offered or sold in Canada during the course of their distribution except pursuant to a Canadian prospectus or prospectus exemption; (c) no Canadian securities authority has reviewed or passed merit on the distribution of the Shares; and (d) the purchase of the Shares will be deemed to constitute a representation and warranty by the Investor that such Investor is purchasing the Shares with investment intent and not with a view to distribution, and that such representation and warranty is reasonable in the circumstance, having regard to the nature of the purchaser, the number of Shares purchased, the purchaser’s investment strategy, and any other facts or circumstances that a reasonable person would consider relevant in determining whether a purchaser is purchasing with investment intent and not with a view to distribution.

4.4    (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.5    The Investor understands that nothing in this Agreement, the Disclosure Package, the Offering Information, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.    Survival of Representations, Warranties and Agreement. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and the payment therefor.

6.    Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)    if to the Company, to:

Green Thumb Industries Inc.

Attention: Beth Burk

325 West Huron Street, Suite 700

Chicago, Illinois 60654

(312) 471-6720

(b)    if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Illinois, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission).

12.    Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

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